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                                                                  EXHIBIT 23.2


           [KELLOGG & ANDELSON ACCOUNTANCY CORPORATION LETTERHEAD]



                      CONSENT OF INDEPENDENT ACCOUNTANTS


         We consent to inclusion of our report dated September 1, 1995 on our audit of the financial statements of THE PRODUCERS ENTERTAINMENT GROUP, LTD. and Subsidiaries in the Form S-3 Registration Statement. We also consent to the reference to our firm under the captions "Experts".


/s/ KELLOGG & ANDELSON
---------------------------

Sherman Oaks, California
November 17, 1995